UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 8, 2005
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry Into a Material Definitive Agreement
Item 9.01.	Exhibits
Signatures
Exhibit Index

Item 1.01 Entry Into a Material Definitive Agreement

Indemnification Agreements

Atlas Air Worldwide Holdings, Inc. (the “Company”) has entered into a Directors and Officers Indemnification Agreement (the “Indemnification Agreement”) with each of its directors and executive officers (each, an “Indemnitee”). Each such Indemnification Agreement provides, among other things, that the Company will indemnify the Indemnitee to the fullest extent permitted by the Delaware General Corporation Law, including advancement of legal fees and other expenses incurred by the Indemnitee in connection with any proceedings arising out of the Indemnitee’s service as a director and/or officer as to which Indemnitee can be indemnified, subject to certain exclusions and procedures set forth in the Indemnification Agreement. The Company’s Board of Directors approved the form of Indemnification Agreement at its meeting held on November 8, 2005.

The description of the Indemnification Agreement set forth above is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference. Each Indemnification Agreement executed by a director or executive officer of the Company is identical in all material respects to such form.

Amendment to Long Term Incentive Plan

On November 8, 2005, the Company’s Board of Directors approved an amendment (the “Amendment”) to the Company's 2004 Long Term Incentive and Share Award Plan (the “Incentive Plan”). The Amendment clarifies that the Company or any of its subsidiaries or affiliates is authorized to withhold amounts of withholding and other taxes due in connection with any transaction involving an award under the Incentive Plan, including the authority to withhold or receive shares of the Company’s stock or other property and to make cash payments in satisfaction of tax obligations resulting from such an award, subject to certain limitations.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

10.1 10.2	Form of Directors and Officers Indemnification Agreement. Amendment to the Company’s 2004 Long Term Incentive and Share Award Plan.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             Atlas Air Worldwide Holdings, Inc.

Date: November 14, 2005	By:/s/ John W. Dietrich Name: John W. Dietrich Title: Senior Vice President, General Counsel and Chief Human Resources Officer

EXHIBIT INDEX

Exhibit 10.1 10.2	Description Form of Directors and Officers Indemnification Agreement. Amendment to the Company’s 2004 Long Term Incentive and Share Award Plan.